UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

THE YANKEE CANDLE COMPANY

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	002-15023	04 259 1416

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (413) 665-8306

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     As previously publicly disclosed in the press release of The Yankee Candle Company, Inc. (the “Company”) dated October 27, 2004, Robert R. Spellman, the Company’s Senior Vice President, Finance and Chief Financial Officer, has notified the Company that he will retire after the end of the current fiscal year ending January 1, 2005. A copy of the press release announcing Mr. Spellman’s planned retirement is attached as Exhibit 99.1. The Company is filing this Current Report on Form 8-K at this time based on the guidance contained in the SEC’s recently issued “Frequently Asked Questions” concerning the new Form 8-K rules.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

          See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YANKEE CANDLE COMPANY, INC.
Date: December 10, 2004	By:	/s/ Craig R. Rydin
Craig R. Rydin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 27, 2004